UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

JAWS JUGGERNAUT ACQUISITION CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS

SUBJECT TO COMPLETION

LETTER TO SHAREHOLDERS OF JAWS JUGGERNAUT ACQUISITION CORPORATION

1601 Washington Avenue, Suite 800

Miami Beach, FL 33139

Dear JAWS Juggernaut Acquisition Corporation Shareholder:

You are cordially invited to attend the annual general meeting of JAWS Juggernaut Acquisition Corporation, a Cayman Islands exempted company (“JAWS” or the “Company”), which will be held on                     , 2023, at           a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Annual General Meeting”).

The Annual General Meeting will be conducted via live webcast, but the physical location of the Annual General Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Annual General Meeting in person, you must reserve your attendance at least two business days in advance of the Annual General Meeting by contacting JAWS’ Chief Executive Officer at 1601 Washington Avenue, Suite 800, Miami Beach, FL, 33139 by                    a.m., Eastern Time, on          , 2023 (two business days prior to the initially scheduled meeting date). You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting [●].

The attached notice of the Annual General Meeting and proxy statement describe the business JAWS will conduct at the Annual General Meeting and provide information about JAWS that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated           , 2023, and is first being mailed to shareholders on or about that date, the Annual General Meeting will be held for the purpose of considering and voting on the following proposals:

1.	Proposal No. 1 — Extension Amendment Proposal - To amend, by way of special resolution, JAWS’ Memorandum and Articles of Association to extend the date (the “Termination Date”) by which JAWS has to consummate a business combination (the “Articles Extension”) from June 22, 2023 (the “Original Termination Date”) to June 22, 2024 (the “Articles Extension Date”) unless the closing of a business combination shall have occurred prior thereto, or such earlier date as is determined by JAWS’ board of directors (the “Board”) to be in the best interests of the JAWS (the “Extension Amendment Proposal”);

2.

Proposal No. 2 — Redemption Limitation Amendment Proposal - To amend, by way of special resolution, JAWS’ Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that JAWS may not redeem Public Shares (as defined below) to the extent that such redemption would result in JAWS having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow JAWS to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”);

3.	Proposal No. 3 — Founder Share Amendment Proposal - To amend, by way of special resolution, JAWS’ Memorandum and Articles of Association to provide for the right of a holder of JAWS’ Class B ordinary shares, par value $0.0001 (the “Founder Shares” or the “Class B Ordinary Shares”) to convert such Class B Ordinary Shares into JAWS’ Class A ordinary shares, par value $0.0001 (the “Class A Ordinary Shares”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment Proposal”);

4.	Proposal No. 4 — Auditor Ratification Proposal - To approve and ratify the appointment of WithumSmith+Brown, PC, as JAWS’ independent accountants for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);

5.	Proposal No. 5 — Director Election Proposal – To re-appoint David E. Wise as a Class I director to serve until the third succeeding annual general meeting after his appointment or until his successor has been elected and qualified (“Director Election Proposal”);

6.	Proposal No. 6 — Trust Amendment Proposal - To amend the Investment Management Trust Agreement (the “Trust Agreement”), dated June 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the Company’s initial public offering (“IPO”) if the Company has not completed its initial business combination, from June 22, 2023 to June 22, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and

7.

Proposal No. 7 — Adjournment Proposal - To adjourn, by way of an ordinary resolution, the Annual General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are insufficient votes to approve the Articles Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Trust Amendment Proposal, (ii) the holders of Public Shares have elected to redeem an amount of shares in connection with the Annual General Meeting such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”) or (iii) for any reason the Board considers necessary or desirable (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals (and the terms on which they are being proposed, including as to their conditionality) in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal is to allow JAWS additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.

The Memorandum and Articles of Association provide that JAWS has until the Original Termination Date to complete its initial Business Combination. JAWS’ Board has determined that it is advisable and in the best interests of JAWS to seek an extension of the Original Termination Date and have JAWS’ shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Articles Extension, JAWS believes that JAWS will not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, JAWS would be precluded from completing a Business Combination and would be forced to redeem Public Shares and dissolve and liquidate in accordance with Cayman Islands law.

The purpose of the Founder Share Amendment Proposal is to give the Company further flexibility to meet Nasdaq continued listing requirements. Upon conversion of the Founder Shares to Class A Ordinary Shares, such Class A Ordinary Shares converted from Founder Shares would have been entitled to receive funds from the Trust Account through redemptions or otherwise, except that the holders of such shares have agreed not to be entitled to funds from the Trust Account pursuant to obligations set forth in the letter agreement, dated June 17, 2021 (the “Letter Agreement”), among JAWS, Juggernaut Sponsor LLC (the “Sponsor”) and each of the officers and directors of JAWS.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Memorandum and Articles of Association the Redemption Limitation in order to allow JAWS to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is advisable and in the best interests of JAWS and its shareholders for JAWS to be allowed to effect redemptions irrespective of the Redemption Limitation.

The purpose of the Director Election Proposal is to re-appoint David E. Wise as a Class I director to serve until the 2026 annual general meeting and until his successor is appointed and qualified.

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from June 22, 2023 to June 22, 2024 or such earlier date as is determined by our Board to be advisable and in the best interests of the Company.

As contemplated by the Memorandum and Articles of Association, the holders of JAWS’ Class A ordinary shares, par value $0.0001 per share , issued as part of the units sold in JAWS’ IPO (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account established to hold a portion of the proceeds of the IPO and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if either the Articles Extension or the Redemption Limitation Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or Trust Amendment Proposal or Founder Share Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with a Business Combination or upon the Articles Extension Date, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Articles Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if JAWS has not completed an initial Business Combination by the Termination Date.

On          , 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $          , based on the aggregate amount on deposit in the Trust Account of approximately $           as of                   , 2023 (including interest not previously released to JAWS to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JAWS to pay its taxes two business days prior to the initially scheduled date of the Annual General Meeting. The closing price of the Public Shares on Nasdaq on [●]          , 2023 was $                 . Accordingly, if the market price of the Public Shares were to remain the same until the date of the Annual General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $                   [more/less] per share than if the shares were sold in the open market (based on the per share redemption price as of         , 2023). JAWS cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. JAWS believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if JAWS does not complete a Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. The approval of the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, both amendments are cross conditional. This means that if either the Extension Amendment Proposal or the Trust Amendment Proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. In addition, the Company will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) the Company will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the $[●] that was in the Trust Account as of [●], 2023 (including interest not previously released to the Company to pay its franchise and income taxes).

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and a Business Combination is not completed, in each case on or before the Original Termination Date, JAWS will, promptly following the Original Termination Date: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JAWS (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JAWS’ remaining shareholders and the Board, liquidate and dissolve, subject in each case to JAWS’ obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to JAWS’ warrants, which will expire worthless in the event JAWS dissolves and liquidates the Trust Account.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares (and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Ordinary Shares, voting as a single class.

Approval of each of the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal or the Trust Amendment Proposal at the Annual General Meeting or, if due to redemptions in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, Founder Share Amendment Proposal or the Trust Amendment Proposal, JAWS would not adhere to the continued listing requirements of Nasdaq.

The Board has fixed the close of business on May 19, 2023 as the date for determining JAWS’ shareholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Annual General Meeting or any adjournment thereof.

The Board of JAWS believes that it is advisable and in the best interests of JAWS that JAWS obtain the Articles Extension, the Redemption Limitation Amendment, the Founder Share Amendment and Trust Amendment. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, Trust Amendment Proposal and the Adjournment Proposal are advisable and in the best interests of JAWS and its shareholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal “FOR” the Redemption Limitation Amendment Proposal “FOR” the Founder Share Amendment Proposal “FOR” the Auditor Ratification Proposal “FOR” the Director Election Proposal “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Annual General Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Annual General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual General Meeting. The approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting. Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Ordinary Shares, voting as a single class. Approval of each of the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Annual General Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, Trust Amendment Proposal and the Adjournment Proposal, the Trust Amendment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Annual General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Annual General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Annual General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Annual General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO JAWS’ TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE ANNUAL GENERAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Annual General Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Shares Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Annual General Meeting, JAWS urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of JAWS Juggernaut Acquisition Corporation

[●], 2023	Barry Sternlicht
Chairman of the Board of Directors

JAWS JUGGERNAUT ACQUISITION CORPORATION

1601 Washington Avenue, Suite 800

Miami Beach, FL 33139

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

OF JAWS JUGGERNAUT ACQUISITION CORPORATION

TO BE HELD ON          , 2023

To the Shareholders of JAWS Juggernaut Acquisition Corporation:

NOTICE IS HEREBY GIVEN that an annual general meeting of JAWS Juggernaut Acquisition Corporation, a Cayman Islands exempted company (“JAWS” or the “Company”), will be held on          , 2023, at           a.m., Eastern Time (the “Annual General Meeting”), at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Annual General Meeting”).

The Annual General Meeting will be conducted via live webcast, but the physical location of the Annual General Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Annual General Meeting in person, you must reserve your attendance at least two business days in advance of the Annual General Meeting by contacting JAWS’ Chief Executive Officer at 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139 by                    a.m., Eastern Time, on          , 2023 (two business days prior to the initially scheduled meeting date). You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting [●]

You are cordially invited to attend the Annual General Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to extend the date (the “Termination Date”) by which JAWS has to consummate a business combination (the “Articles Extension”) from June 22, 2023 (the “Original Termination Date”) to June 22, 2024 (the “Articles Extension Date”) unless the closing of a business combination shall have occurred prior thereto or such earlier date as is determined by our board of directors (the “Board”) to be advisable and in the best interests of the Company (the “Extension Amendment Proposal”); (ii) a redemption limitation amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to remove the limitation that JAWS may not redeem Public Shares (as defined below) to the extent such redemption would result in JAWS having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow JAWS to redeem Public Shares (as defined below), irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal, the “Redemption Limitation Amendment Proposal”); (iii) a founder share amendment proposal to amend, by way of special resolution, the JAWS’ Memorandum and Articles of Association to provide for the right of a holder of JAWS’ Class B ordinary shares, par value $0.0001 (the “Founder Shares” or the “Class B Ordinary Shares”) to convert such Class B Ordinary Shares into JAWS’ Class A ordinary shares, par value $0.0001 (the “Class A Ordinary Shares”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment Proposal”); (iv) an auditor ratification proposal to approve and ratify the appointment of WithumSmith+Brown, PC, as JAWS’ independent accountants for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”); (v) a director election proposal to re-appoint David E. Wise as a Class I director to serve until the third succeeding annual general meeting after his appointment or until his successor has been elected and qualified (“Director Election Proposal”); (vi) a trust amendment proposal to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated June 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the Company’s initial public offering (“IPO”) if the Company has not completed its initial business combination, from June 22, 2023 to June 22, 2024 or such earlier date as is determined by our Board to be advisable and in the best interests of the Company (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and (vii) an adjournment proposal to adjourn, by way of an ordinary resolution, the Annual General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are insufficient votes to approve the Articles Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Trust Amendment Proposal, (ii) the holders of Public Shares have elected to redeem an amount of shares in connection with the Annual General Meeting such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”) or (iii) for any reason the Board considers necessary or desirable (the “Adjournment Proposal”), each as more fully described below in the accompanying proxy statement, which is dated , 2023, and is first being mailed to shareholders on or about that date.

The full text of the proposals to be voted upon at the Annual General Meeting is as follows:

1.	Proposal No. 1 — The Extension Amendment Proposal - RESOLVED, as a special resolution that

(a)	Article 49.7 of JAWS’ Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination by 22 June 2024, (the “Termination Date”), or such earlier date as is determined by the board of Directors to be in the best interest of the Company, the Company shall (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(b)	Article 49.8(a) of JAWS’ Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“that modify the substance or timing of the Company’s obligation to (i) provide for the redemption of the Public Shares in connection with a Business Combination; or (ii) to redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination within thirty-six months from of closing of the IPO; or”

2.	Proposal No. 2 — The Redemption Limitation Amendment Proposal - RESOLVED, as a special resolution that:

(a)	Article 49.2(b) of JAWS’ Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.2(b):

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares.

Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

(b)	Article 49.4 of JAWS’ Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.4:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”

(c)	The following final sentence of Article 49.5 of JAWS’ Memorandum and Articles of Association be deleted in its entirety:

“The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”

(d)	The following final sentence of Article 49.8 of JAWS’ Memorandum and Articles of Association be deleted in its entirety:

“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

3.	Proposal No. 3 — The Founder Share Amendment Proposal – RESOLVED, as a special resolution that:

(a)	Article 17.2 of the Company’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 17.2:

“Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”): (a) at any time and from time to time at the option of the holders thereof, or (b) in connection with the consummation of a Business Combination.”

(b)	Article 17.3 of the Company’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 17.3:

“Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued or deemed issued, by the Company in excess of the amounts offered in the IPO and in connection with the consummation of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares at the time of the closing of a Business Combination at an adjusted ratio so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, in the aggregate, 20 per cent of the sum of: (a) the total number of Class A Shares and Class B Shares issued and outstanding upon completion of the IPO, plus (b) the total number of Class A Shares issued or deemed issued or issuable upon conversion or exercise of any Equity-linked Securities or rights issued, or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A Shares or Equity-linked Securities exercisable for or convertible into Class A Shares issued, deemed issued, or to be issued, to any seller in the initial Business Combination and any private placement warrants issued to the Sponsor, its Affiliates or any Director or Officer upon conversion of working capital loans.”

(c)	Article 49.10 of the Company’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Ordinary Share Conversion Article hereof where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with Public Shares on a Business Combination.”

4.	Proposal No. 4 — Auditor Ratification Proposal — RESOLVED, as an ordinary resolution, that WithumSmith+Brown, PC, be ratified as JAWS’ independent accountants for the fiscal year ending December 31, 2023.

5.	Proposal No. 5 — Director Election Proposal — RESOLVED, as an ordinary resolution that David E. Wise be re-appointed as a Class I director to serve until the third succeeding annual general meeting after his appointment or until his successor has been elected and qualified.

6.	Proposal No. 6 — The Trust Amendment Proposal — RESOLVED that Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only and promptly (x) after receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, provided that, in the case a Termination Letter in the form of Exhibit A is received, or (y) upon June 22, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by June 22, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders”; and

7.

Proposal No.7 — The Adjournment Proposal — RESOLVED, to adjourn, by way of an ordinary resolution, the Annual General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are insufficient votes to approve the Articles Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Trust Amendment Proposal, (ii) the holders of Public Shares have elected to redeem an amount of shares in connection with the Annual General Meeting such that the Company would not adhere to the continued listing requirements of Nasdaq, or (iii) for any reason the Board considers necessary or desirable.

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals (and the terms on which they are being proposed, including as to their conditionality) in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow JAWS additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.

The Memorandum and Articles of Association provide that JAWS has until the Original Termination Date to complete its initial Business Combination. JAWS’ Board has determined that it is advisable and in the best interests of JAWS to seek an extension of the Termination Date and have JAWS’ shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Articles Extension, JAWS believes that JAWS will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, JAWS would be precluded from completing a Business Combination and would be forced to liquidate.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Memorandum and Articles of Association the Redemption Limitation in order to allow JAWS to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is advisable and in the best interests of JAWS and its shareholders for JAWS to be allowed to effect redemptions irrespective of the Redemption Limitation.

The purpose of the Director Election Proposal is to re-appoint David E. Wise as a Class I director to serve until the 2026 annual general meeting and until his successor is appointed and qualified.

The Founder Share Amendment Proposal will give the Company further flexibility to meet the Nasdaq continued listing requirements, which we believe will be useful in helping us complete a business combination. Upon conversion of the Founder Shares to Class A Ordinary Shares, such Class A Ordinary Shares converted from Founder Shares would have been entitled to receive funds from the trust account Trust Account through redemptions or otherwise, except that such have agreed not to be entitled to funds from the Trust Account pursuant to obligations set forth in the letter agreement.

After careful consideration of all relevant factors, the Board of JAWS has determined that each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Shares Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal and the Adjournment Proposal are advisable and in the best interests of JAWS and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal “FOR”, the Founder Share Amendment Proposal, “FOR the Auditor Ratification Proposal”, “FOR” the Director Election Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

As contemplated by the Memorandum and Articles of Association, the holders of JAWS’ Class A ordinary shares, par value $0.0001 per share, issued as part of the units sold in JAWS’ IPO (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the IPO and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if either the Articles Extension or the Redemption Limitation Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or Juggernaut Sponsor LLC (the “Sponsor”) may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, or if the Trust Amendment Proposal is not approved, then we will not proceed with the Articles Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if JAWS has not completed an initial Business Combination by the Termination Date.

On           , 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $                    , based on the aggregate amount on deposit in the Trust Account of approximately $           as of          , 2023 (including interest not previously released to JAWS to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JAWS to pay its taxes two business days prior to the initially scheduled date of the Annual General Meeting. The closing price of the Class A Ordinary Shares on Nasdaq on                    , 2023 was $                    . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Annual General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $                    [more/less] per share than if the shares were sold in the open market (based on the per share redemption price as of             , 2023). JAWS cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. JAWS believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if JAWS does not complete a Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. The approval of the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, both amendments are cross conditional This means that if either the Extension Amendment Proposal or the Trust Amendment Proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. In addition, JAWS will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment is approved or (ii) if JAWS will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. JAWS cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the $         that was in the Trust Account as of         , 2023 (including interest not previously released to JAWS to pay its taxes).

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and a Business Combination is not completed on or before the Termination Date, JAWS will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JAWS (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JAWS’ remaining shareholders and the Board, liquidate and dissolve, subject in each case to JAWS’ obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to JAWS’ warrants, which will expire worthless in the event JAWS dissolves and liquidates the Trust Account.

In the event of a liquidation, the Sponsor, and certain of JAWS’ officers and directors (the “Initial Shareholders”) will not receive any monies held in the Trust Account as a result of the Sponsor’s ownership of 6,900,000 Class B Ordinary Shares which were issued to the Sponsor prior to the IPO, and 3,760,000 Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If the Company liquidates, the Sponsor, has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per share of Public Shares and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure you that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[●]. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $[●], plus interest, due to unforeseen claims of creditors.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO JAWS’ TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE ANNUAL GENERAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

With respect to the regulation of special purpose acquisition companies (“SPACs”) like JAWS, on March 30, 2022, the Securities and Exchange Commission (the “SEC”) issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The proposal is consistent with less formal positions recently taken by the staff of the SEC. To mitigate the risk of being viewed as operating an unregistered investment company, JAWS currently intends, prior to the Annual General Meeting, to instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of JAWS. Interest on such deposit account is currently approximately 2.5-3.0% per annum, but such deposit account carries a variable rate and JAWS cannot assure you that such rate will not decrease or increase significantly. See “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. To mitigate the risk of that result, we intend to instruct, prior to the Annual General Meeting, Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following such change, we will likely receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount that our public shareholders would receive upon any redemption or our liquidation” in the accompanying proxy statement.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares, and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Ordinary Shares, voting as a single class.

Approval of each of the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal at the Annual General Meeting or if due to redemptions in connection with the Extension Amendment Proposal or the Redemption Limitation Proposal, JAWS would not adhere to the continued listing requirements of Nasdaq.

Record holders of Ordinary Shares at the close of business on May 19, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Annual General Meeting. On the Record Date, there were 27,600,000 issued and outstanding Class A Ordinary Shares and 6,900,000 issued and outstanding Class B Ordinary Shares. JAWS’ warrants do not have voting rights.

The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Annual General Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Initial Shareholders hold 20.0% of the issued and outstanding Ordinary Shares and JAWS’ officers and directors have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, (i) approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal will require the affirmative vote of at least 16,100,000 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Annual General Meeting and cast votes, and the affirmative vote of at least 766,667 Ordinary Shares held by public shareholders (or approximately 2.8% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Annual General Meeting and cast votes; (ii) approval of the Trust Amendment Proposal will require the affirmative vote of at least 15,525,000 Ordinary Shares held by public shareholders (or approximately 56.25% of the Class A Ordinary Shares); and (iii) approval of the Adjournment Proposal will require the affirmative vote of at least 10,350,001 Ordinary Shares held by public shareholders (or approximately 37.5% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Annual General Meeting and cast votes, and none of the Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Annual General Meeting and cast votes.

The accompanying proxy statement contains important information about the Annual General Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Annual General Meeting, JAWS urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated          , 2023, and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of JAWS Juggernaut Acquisition Corporation

Barry Sternlicht
Chairman of the Board of Directors
, 2023

i

JAWS jUGGERNAUT ACQUISTION CORPORATION
PROXY STATEMENT
FOR
ANNUAL GENERAL MEETING
TO BE HELD ON                    , 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the annual general meeting of JAWS Juggernaut Acquisition Corporation, a Cayman Islands exempted company (“JAWS,” “we,” “us” or “our” or the “Company”), which will be held on          , 2023, at           a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Annual General Meeting”).

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Annual General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of JAWS with respect to, among other things, JAWS’ capital resources and results of operations. Likewise, JAWS’ financial statements and all of JAWS’ statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect JAWS’ current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. JAWS does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	JAWS’ ability to complete a Business Combination (as defined below);

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of JAWS; and

●	the use of funds not held in the Trust Account (as defined below) or available to JAWS from interest income on the Trust Account balance.

While forward-looking statements reflect JAWS’ good faith beliefs, they are not guarantees of future performance. JAWS disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause JAWS’ future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” and in other reports JAWS has filed with the Securities and Exchange Commission (the “SEC”). You should not place undue reliance on any forward-looking statements, which are based only on information currently available to JAWS (or to third parties making the forward-looking statements).

iii

RISK FACTORS

You should consider carefully all of the risks described in our (i) Initial Public Offering (“IPO”) prospectus filed with the SEC on June 21, 2021, (ii) Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 30, 2023 and (iii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Articles Extension will enable us to complete a Business Combination.

Approving the Articles Extension (as defined below) involves a number of risks. Even if the Articles Extension is approved, JAWS can provide no assurances that a Business Combination will be consummated prior to the Articles Extension Date (as defined below) or the relevant Additional Articles Extension Date (as defined below), if applicable. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Articles Extension is approved, JAWS expects to seek shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Articles Extension and the Redemption Limitation Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Articles Extension or a Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Extension and the Redemption Limitation Amendment and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Proposed Rules (as defined below) described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate JAWS at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (as amended, the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Proposed Rules, or pursuant to the SEC’s views expressed in the SPAC Proposed Rules, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate JAWS at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate JAWS.

As described further above, the SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as JAWS could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its IPO. JAWS would then be required to complete its initial Business Combination no later than the 24 months anniversary of the closing of the Company’s IPO.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate JAWS. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we intend to, prior to the Annual General Meeting, instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash items until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of JAWS.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we intend to, prior to the Annual General Meeting, instruct Continental (as defined below), the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or the liquidation of JAWS. Interest on such deposit account is currently approximately 2.5-3.0% per annum, but such deposit account carries a variable rate and JAWS cannot assure you that such rate will not decrease or increase significantly. Following such liquidation, we would likely receive minimal interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest-bearing demand deposit account would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of JAWS.

In addition, even prior to the 24-month anniversary of the closing of the IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the closing of the IPO, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate JAWS. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary of the closing of the IPO, and instead hold all funds in the Trust Account in as cash items which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of JAWS. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

The Sponsor, our directors and executive officers, and their respective affiliates, represent in the aggregate approximately 20% of our voting power, and they have indicated they intend to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Founder Shares Amendment Proposal.

Juggernaut Sponsor LLC (the “Sponsor”) and all of our directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers and their affiliates beneficially owned and were entitled to vote an aggregate of 6,900,000 Class B Ordinary Shares, representing approximately 20% of the voting power of the Company. The approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares, and together with the Class A Ordinary Shares, (the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting. Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Ordinary Shares, voting as a single class. Approval of each of the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting.

In the event the Extension Amendment Proposal, Founder Share Amendment Proposal and Trust Amendment Proposals are approved and we amend our Memorandum and Articles of Association, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A Ordinary Shares, par value $0.0001 per share (the “Class A Ordinary Shares” or “Public Stock”) and units are listed on Nasdaq. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A Ordinary Shares include, among other things, the requirement to maintain at least 300 public holders and at least 500,000 publicly held shares. Pursuant to the terms of the Memorandum and Articles of Association, in the event the Extension Amendment Proposal is approved and the Memorandum and Articles of Association is amended, public shareholders may elect to redeem their Public Share and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A Ordinary Shares fails to meet Nasdaq’s continued listing requirements, our units will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A Ordinary Shares or units will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our Public Stock in connection with the amendment of our Memorandum and Articles of Association pursuant to the Extension Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our Class A Ordinary Shares are a “penny stock” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Ordinary Shares and units qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Annual General Meeting (as defined below) and the proposals to be presented at the Annual General Meeting. The following questions and answers do not include all the information that is important to JAWS shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals (and the terms on which they are being proposed, including as to their conditionality) to be presented at the Annual General Meeting and the voting procedures for the Annual General Meeting, which will be held on , 2023, at a.m., Eastern Time. The Annual General Meeting will be held at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/ .

Q:	Why am I receiving this proxy statement?

JAWS is a blank check company incorporated as a Cayman Islands exempted company on December 16, 2020. JAWS was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities.

Following the closing of JAWS’ IPO offering on June 22, 2021, including the full exercise of the underwriters’ over-allotment option, an amount of $276,000,000 ($10.00 per unit offered in the IPO (the “Units”)) from the net proceeds of the sale of the Units in the IPO and the sale of private placement warrants (the “Private Placement Warrants”) to Juggernaut Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) was placed in a trust account established at the consummation of the IPO that holds the proceeds of the IPO (the “Trust Account”).

Like most blank check companies, JAWS’ amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the IPO proceeds held in the Trust Account to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) sold in the IPO if there is no qualifying business combination(s) consummated on or before June 22, 2023.

Without the Articles Extension (as defined below), JAWS believes that JAWS will not, despite its best efforts, be able to complete an initial business combination (a “Business Combination”) on or before June 22, 2023. The Board of JAWS believes that it is advisable and in the best interests of JAWS’s shareholders to continue JAWS’ existence until June 22, 2024 in order to allow JAWS additional time to complete a Business Combination and is therefore holding this Annual General Meeting.

Q:	When and where will the Annual General Meeting be held?

A:	The Annual General Meeting will be held on , 2023, at a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may or adjourned.

Shareholders may attend the Annual General Meeting in person. However, we encourage you to attend the Annual General Meeting virtually. If you wish to attend the Annual General Meeting in person, you must reserve your attendance at least two business days in advance of the Annual General Meeting by contacting JAWS’ Chief Executive Officer at [●] by           a.m., Eastern Time, on                    , 2023 (two business days prior to the initially scheduled meeting date). You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/                   .

Q:	How do I vote?

A:	If you were a holder of record of Class A Ordinary Shares or Class B Ordinary Shares on May 19, 2023, the record date for the Annual General Meeting (the “Record Date”), you may vote with respect to the proposals in person or virtually at the Annual General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Annual General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual General Meeting so that your shares will be voted if you are unable to attend the Annual General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on [●]           , 2023.

Voting in Person at the Meeting. If you attend the Annual General Meeting and plan to vote in person, you will be provided with a ballot at the Annual General Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Annual General Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, you will need to bring to the Annual General Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Annual General Meeting by visiting https://www.cstproxy.com/           and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Annual General Meeting?

A:	If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Annual General Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Annual General Meeting starting [●]          , 2023 at           a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/           , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Annual General Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Annual General Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Annual General Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing           (or           if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number          . Please note that you will not be able to vote or ask questions at the Annual General Meeting if you choose to participate telephonically.

Q:	What are the specific proposals on which I am being asked to vote at the Annual General Meeting?

A:	JAWS shareholders are being asked to consider and vote on the following proposals:

1.	Proposal No. 1 — Extension Amendment Proposal – To amend, by way of special resolution, JAWS’ Memorandum and Articles of Association to extend the date (the “Termination Date”) by which JAWS has to consummate a business combination (the “Articles Extension”) from June 22, 2023 (the “Original Termination Date”) to June 22, 2024 (the “Articles Extension Date”) unless the closing of a business combination shall have occurred prior thereto, or such earlier date as is determined by JAWS’ board of directors (the “Board”) to be in the best interests of the JAWS (the “Extension Amendment Proposal”);

2.	Proposal No. 2 — Redemption Limitation Amendment Proposal — To amend, by way of special resolution, JAWS Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that JAWS may not redeem Public Shares (as defined below) to the extent that such redemption would result in JAWS having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended, of less than $5,000,001 (the “Redemption Limitation”) in order to allow JAWS to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”);

3.	Proposal No. 3 — Founder Share Amendment Proposal - To amend, by way of special resolution, the JAWS’ Memorandum and Articles of Association to provide for the right of a holder of JAWS’ Class B ordinary shares, par value $0.0001 (the “Founder Shares” or the “Class B Ordinary Shares”) to convert such Class B Ordinary Shares into JAWS’ Class A ordinary shares, par value $0.0001 (the “Class A Ordinary Shares”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment Proposal”);

4.	Proposal No. 4 — Auditor Ratification Proposal — To approve and ratify the appointment of WithumSmith+Brown, PC, as JAWS’ independent accountants for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);

5.	Proposal No. 5 — Director Election Proposal – To re-appoint David E. Wise as a Class I director to serve until the third succeeding annual general meeting after his appointment or until his successor has been elected and qualified (“Director Election Proposal”);

6.	Proposal No. 6 — Trust Amendment Proposal — To amend the Investment Management Trust Agreement (the “Trust Agreement”), dated June 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the Company’s initial public offering (“IPO”) if the Company has not completed its initial business combination, from June 22, 2023 to June 22, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and

7.	Proposal No. 7 — Adjournment Proposal - To adjourn, by way of an ordinary resolution, the Annual General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are insufficient votes to approve the Articles Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Trust Amendment Proposal, (ii) the holders of Public Shares have elected to redeem an amount of shares in connection with the Annual General Meeting such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”), or (iii) for any reason the Board considers necessary or desirable (the “Adjournment Proposal”).

For more information, please see “Proposal No. 1 – The Extension Amendment Proposal,” “Proposal No. 2 – The Redemption Limitation Amendment Proposal”, “Proposal No. 3 – The Founder Share Amendment Proposal,” “Proposal No. 4 – The Auditor Ratification Proposal,” “Proposal No. 5 – The Director Election Proposal,” “Proposal No. 6 – The Trust Amendment Proposal,” and “Proposal No. 7 – The Adjournment Proposal.”

After careful consideration, JAWS’ Board has unanimously determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal and the Adjournment Proposal are advisable and in the best interests of JAWS and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be advisable and in the best interests of JAWS and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No 1 – The Extension Amendment Proposal – Interests of the Sponsor and JAWS’ Directors and Officers,” Proposal No 2 – The Redemption Limitation Amendment Proposal – Interests of the Sponsor and JAWS’ Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Are the proposals conditioned on one another?

A:	Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Articles Extension. In addition, JAWS will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if JAWS will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal, after taking into account any redemptions of Class A Ordinary Shares by JAWS public shareholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Articles Extension (the “Redemptions”).

If the Articles Extension is implemented and one or more JAWS shareholders elect to redeem their Public Shares pursuant to the Redemption, JAWS will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, including interest earned on the funds held in the Trust Account and not previously released to JAWS to pay its taxes, and retain the remainder of the funds in the Trust Account for JAWS’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Shares in connection with a Business Combination.

The Adjournment Proposal is conditional on JAWS not obtaining the necessary votes for approving the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Trust Amendment Proposal prior to the Annual General Meeting in order to seek additional time to obtain sufficient votes in support of the Articles Extension and the Redemption Limitation Amendment, the Founder Share Amendment Proposal, the Auditor Ratification Proposal and the Director Election Proposal or if due to redemptions in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, JAWS would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”). If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Trust Amendment Proposal are approved at the Annual General Meeting and following redemptions in connection with the Articles Extension and Redemption Limitation Amendment, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Trust Amendment Proposal, JAWS would adhere to the continued listing requirements of The Nasdaq Stock Market LLC, the Adjournment Proposal will not be presented.

Q:	Why is JAWS proposing the Extension Amendment Proposal and the Trust Amendment Proposal?

A:	JAWS’ Memorandum and Articles of Association provide for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow JAWS additional time to complete a Business Combination. The purpose of the Trust Amendment Proposal is to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account established in connection with our IPO if we have not completed a business combination, from June 22, 2023 to June 22, 2024 or such earlier date as is determined by our Board to be advisable and in the best interests of the Company.

Without the Articles Extension, JAWS believes that JAWS will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, JAWS would be forced to liquidate.

Q:	Why is JAWS proposing the Redemption Limitation Amendment Proposal?

A:	JAWS’s Memorandum and Articles of Association provide that that JAWS may not redeem Public Shares to the extent that such redemption would result in JAWS having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001. Without the Redemption Limitation Amendment, JAWS may not be able to implement the Articles Extension or complete a Business Combination if following redemptions in connection with the Articles Extension or upon the consummation of the Business Combination JAWS has net tangible assets of less than $5,000,001 even if shareholders approve the Articles Extension or if all contractual conditions to closing the Business Combination are met.

Q:	Why is JAWS proposing the Director Election Proposal?

A:	JAWS’ Memorandum and Articles of Association provide that the Board shall be divided into three (3) classes of directors designated as Class I, Class II and Class III, respectively. At the first annual general meeting of members after the IPO, the term of office of the Class I Directors shall expire and Class I Directors shall be elected for a full term of three (3) years. At the second annual general meeting of members after the IPO, the term of office of the Class II Directors shall expire and Class II Directors shall be elected for a full term of three (3) years. At the third annual general meeting of members after the IPO, the term of office of the Class III Directors shall expire and Class III Directors shall be elected for a full term of three (3) years. At each succeeding annual general meeting of Members, Directors shall be elected for a full term of three (3) years to succeed the Directors of the class whose terms expire at such annual general meeting. The purpose of the Director Election Proposal is to re-appoint David E. Wise as a Class I director to serve until the 2026 annual general meeting and until his successor is appointed and qualified.

Q:	Why is JAWS proposing the Founder Share Amendment Proposal?

A:	The purpose of the Founder Share Amendment Proposal is to allow to the Founder Shares to be converted on a 1:1 basis by the holder at any time. Accordingly, in connection with the Extension Proposal, this additional proposal will give the Company further flexibility to meet Nasdaq continued listing requirements following the Extension.

Q:	Why is JAWS proposing the Adjournment Proposal?

A:	If (i) either the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal or the Trust Amendment Proposal is not approved by JAWS’ shareholders or (ii) due to redemptions in connection with the Extension Amendment Proposal or Redemption Limitation Amendment Proposal, JAWS would not adhere to the continued listing requirements of Nasdaq, JAWS may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal and the Director Election Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Articles Extension, the Redemption Limitation Amendment, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Trust Amendment Proposal. If the Adjournment Proposal is not approved by JAWS’ shareholders, the Board may not be able to adjourn the Annual General Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Trust Amendment Proposal or if due to redemptions in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal or the Trust Amendment Proposal JAWS would not adhere to the continued listing requirements of Nasdaq.

Q:	What constitutes a quorum?

A:	A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Annual General Meeting), in person or by proxy, of shareholders holding 33.3% the Ordinary Shares entitled to vote at the Annual General Meeting constitutes a quorum at the Annual General Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The initial shareholder of JAWS, including the Sponsor and certain of JAWS’ officers and directors (the “Initial Shareholders”) who own 20.0% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 4,600,000 Ordinary Shares held by public shareholders would be required to be present at the Annual General Meeting to achieve a quorum. Because all of the proposals to be voted on at the Annual General Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so JAWS does not expect there to be any broker non-votes at the Annual General Meeting.

Q:	What vote is required to approve the proposals presented at the Annual General Meeting?

A:	The approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Ordinary Shares, voting as a single class.

Approval of each of the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting.

Q:	How will the Initial Shareholders vote?

A:	The Initial Shareholders intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Initial Shareholders are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Trust Amendment Proposal. On the Record Date, the Initial Shareholders beneficially owned and was entitled to vote 6,900,000 Class B Ordinary Shares, representing 20.0% of JAWS’ issued and outstanding Ordinary Shares.

Q:	Who is JAWS’ Sponsor?

A:	JAWS’ sponsor is Juggernaut Sponsor, LLC, a Delaware limited liability company. The Sponsor currently owns 6,900,000 Class B Ordinary Shares and 3,760,000 Private Placement Warrants. The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by one or more foreign persons, such that the Sponsor’s involvement in any Business Combination may be a “covered transaction” (as defined in 31 CFR 800.213). However, it is possible that non-U.S. persons could be involved in our Business Combination (for example, as existing shareholders of a target company), which may increase the risk that our Business Combination becomes subject to regulatory review, including a potential mandatory or voluntary review by the Committee on Foreign Investment in the United States (“CFIUS”), and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete a Business Combination by June 22, 2023 (or up to June 22, 2024 if extended) because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $           per Public Share, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:	JAWS believes shareholders will benefit from JAWS consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which JAWS has to complete a Business Combination until the Articles Extension Date (or Additional Articles Extension Date, if applicable). Without the Articles Extension, JAWS believes that JAWS will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, JAWS would be forced to liquidate.

Q:	Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:	JAWS believes shareholders will benefit from JAWS implementing the Articles Extension and is proposing the Redemption Limitation Amendment Proposal to delete the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption (including as a result of the Redemption Limitation Amendment Proposal) such that JAWS’s net tangible assets would be less than $5,000,001 following the redemptions, we would be unable to implement the Articles Extension.

Q:	Why should I vote “FOR” the Founder Share Amendment Proposal?

A:	The purpose of the Founder Share Amendment Proposal is to allow to the Founder Shares to be converted on a 1:1. Accordingly, in connection with the Extension Proposal, this additional proposal will give the Company further flexibility to meet Nasdaq continued listing requirements following the Extension.

Q:	Why should I vote “FOR” the Trust Amendment Proposal?

A:	JAWS believes shareholders will benefit from the Company implementing the Articles Extension and is proposing the Trust Amendment Proposal as it is a condition to the implementation of the Extension Amendment Proposal.

Without the Articles Extension, the JAWS believes that it will not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, JAWS would be forced to redeem the Public Shares and dissolve and liquidate in accordance with the Memorandum and Articles of Association.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by JAWS’ shareholders, the Board may not be able to adjourn the Annual General Meeting to a later date or dates to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Articles Extension and Redemption Limitation Amendment Proposal.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Annual General Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Annual General Meeting in person or by proxy, or if you do attend the Annual General Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Annual General Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares will have no effect on the outcome of such votes.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Trust Amendment Proposal are approved and, following redemptions in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, JAWS adheres to the continued listing requirements of Nasdaq, the Adjournment Proposal will not be presented for a vote.

Q:	How are the funds in the Trust Account currently being held?

A:	With respect to the regulation of SPACs like JAWS, on March 30, 2022, the SEC issued the SPAC Proposed Rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Proposed Rules, while the funds in the Trust Account have, since JAWS’ IPO, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), JAWS currently intends, prior to the Annual General Meeting, to instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of JAWS. Interest on such deposit account is currently approximately 2.5-3.0% per annum, but such deposit account carries a variable rate and JAWS cannot assure you that such rate will not decrease or increase significantly.

Q:	Will we seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, JAWS does not currently anticipate seeking any further extension to consummate the Business Combination, but may do so in the future.

Q:	What happens if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and the Trust Amendment Proposal is not approved?

A:	If there are insufficient votes to approve the Extension Amendment Proposal, Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and the Trust Amendment Proposal, JAWS may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and a Business Combination is not completed on or before the Termination Date, JAWS will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JAWS (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JAWS’ remaining shareholders and the Board, liquidate and dissolve, subject in each case to JAWS’ obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to JAWS’ warrants, which will expire worthless in the event JAWS dissolves and liquidates the Trust Account.

Additionally, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into nonredemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, or the Trust Amendment Proposal is not approved then we will not proceed with the Articles Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if JAWS has not completed an initial Business Combination by the Termination Date.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 14,375,000 Class B Ordinary Shares held by them.

Q:	If the Extension Amendment Proposal and Trust Amendment Proposal are approved, what happens next?

A:	If the Extension Amendment Proposal and Trust Amendment Proposal are approved, JAWS will continue to attempt to consummate a Business Combination until the Articles Extension Date. JAWS will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Articles Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of JAWS held by the Initial Shareholders. In addition, JAWS’ Memorandum and Articles of Association provide that JAWS cannot redeem or repurchase Public Shares to the extent such redemption would result in JAWS’ failure to have at least $5,000,001 of net tangible assets. As a result, JAWS will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) JAWS will have at least $5,000,001 of net tangible assets upon its implementation of the Articles Extension, after taking into account the Redemptions.

Q:	If I vote for or against the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal or the Trust Amendment Proposal do I need to request that my shares be redeemed?

A:	Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, the Redemption Limitation Amendment, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal or the Trust Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	What amount will holders receive upon consummation of a Business Combination or liquidation if the Extension Amendment Proposal is approved?

A:

If the Extension Amendment Proposal is approved, the Company’s Public Shareholders will retain their right have their Public Shares redeemed in connection with a Business Combination, or upon the Articles Extension Date, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Amendment.

If the Extension Amendment Proposal is approved and the Company does not complete a Business Combination by the Articles Extension Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue,), by (B) the total number of then outstanding shares of Public Shares, and such redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

Q:	Am I being asked to vote on a Business Combination at this Annual General Meeting?

A:	No. You are not being asked to vote on a Business Combination at this time. If the Articles Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the Annual General Meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with a Business Combination or liquidation.

Q:	Will how I vote affect my ability to exercise Redemption rights?

A:	No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of JAWS on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Articles Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of The Nasdaq Stock Market LLC.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. Shareholders may send a later-dated, signed proxy card to JAWS at 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139 so that it is received by JAWS prior to the vote at the Annual General Meeting (which is scheduled to take place on [●] , 2023) or attend the Annual General Meeting in person (which would include presence at the virtual Annual General Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to JAWS’ Chief Executive Officer, which must be received by JAWS’ Chief Executive Officer prior to the vote at the Annual General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Annual General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting. Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Ordinary Shares, voting as a single class.

Approval of each of the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting.

Shareholders who attend the Annual General Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Annual General Meeting. The presence, in person or by proxy or by duly authorized representative, at the Annual General Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Annual General Meeting shall constitute a quorum for the Annual General Meeting.

At the Annual General Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Annual General Meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Annual General Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:	If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to JAWS or by voting online at the Annual General Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Annual General Meeting are “non-routine” matters and therefore, JAWS does not expect there to be any broker non-votes at the Annual General Meeting.

If you are a JAWS shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Annual General Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:	Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal and the Adjournment Proposal is advisable and in the best interests of JAWS and its shareholders. The Board recommends that JAWS’ shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Founder Share Amendment Proposal, “FOR” the Auditor Ratification Proposal, “FOR” the Director Election Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

Q:	What interests do JAWS’ directors and officers have in the approval of the Extension Amendment Proposal?

A:	JAWS’ directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No 1 - The Extension Amendment Proposal - Interests of the Sponsor and JAWS’ Directors and Officers” in this proxy statement.

Q:	What interests do JAWS’ directors and officers have in the approval of the Redemption Limitation Amendment Proposal?

A:	JAWS’s directors and officers have interests in the Redemption Limitation Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. The interests include ownership of Founder Shares. See the section entitled “Proposal No 2 - The Redemption Limitation Amendment Proposal - Interests of the Sponsor and JAWS’ Directors and Officers” in this proxy statement.

Q:	What interests do the JAWS’ directors and officers have in the approval of the Trust Amendment Proposal?

A:	JAWS’ directors and officers have interests in the Trust Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B ordinary shares and Private Placement Warrants. See the section entitled “Proposal No 6—The Trust Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal or the Trust Amendment Proposal?

A:	No. There are no appraisal rights available to JAWS’ shareholders in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal or the Director Election Proposal. There are no dissenters’ rights available to JAWS’ shareholders in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal or the Director Election Proposal under Cayman Islands law. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal or the Director Election Proposal as described under “How do I exercise my redemption rights” below.

Q:	If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:	No. The holders of warrants issued in connection with the IPO (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I.	(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

II.	prior to 5:00 p.m., Eastern Time, on , 2023 (two business days prior to the initially scheduled date of the Annual General Meeting) (a) submit a written request to the Transfer Agent that JAWS redeem your Class A Ordinary Shares for cash and (b) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Annual General Meeting, including interest earned on the funds held in the Trust Account and not previously released to JAWS to pay its taxes, divided by the number of then-outstanding Class A Ordinary Shares. As of , 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $ per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Annual General Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the consent of the Board. If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Annual General Meeting not to elect redemption, you may request that JAWS instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on         , 2023 (two business days prior to the initially scheduled date of the Annual General Meeting).

If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, JAWS will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Annual General Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:	The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Annual General Meeting?

A:	You may receive more than one set of voting materials for the Annual General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Annual General Meeting?

A:	JAWS will pay the cost of soliciting proxies for the Annual General Meeting. JAWS has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Annual General Meeting. JAWS will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of JAWS may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: JUGG.info@investor.morrowsodali.com

You also may obtain additional information about JAWS from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on , 2023 (two business days prior to the initially scheduled date of the Annual General Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

ANNUAL GENERAL MEETING

This proxy statement is being provided to JAWS shareholders as part of a solicitation of proxies by the Board for use at the annual general meeting of JAWS Shareholders (“Annual General Meeting”) to be held on       , 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Annual General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [●], 2023, to all shareholders of record of JAWS as of May 19, 2023, the Record Date for the Annual General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Annual General Meeting.

Date, Time and Place of Annual General Meeting

The Annual General Meeting will be held on       , 2023 at       a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Shareholders may attend the Annual General Meeting in person. However, we encourage you to attend the Annual General Meeting virtually. If you wish to attend the Annual General Meeting in person, you must reserve your attendance at least two business days in advance of the Annual General Meeting by contacting JAWS’ Chief Executive Officer at [●] by       a.m., Eastern Time, on            , 2023 (two business days prior to the initially scheduled meeting date).

You can pre-register to attend the virtual Annual General Meeting starting [●]           , 2023 at           a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/               , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Annual General Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Annual Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Annual Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing         (or          if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number       . Please note that you will not be able to vote or ask questions at the Annual Meeting if you choose to participate telephonically.

The Proposals at the Annual General Meeting

At the Annual Meeting, JAWS shareholders will consider and vote on the following proposals:

1.	Proposal No. 1 - Extension Amendment Proposal - To amend, by way of special resolution, JAWS’ Memorandum and Articles of Association to extend the date (the “Termination Date”) by which JAWS has to consummate a business combination (the “Articles Extension”) from June 22, 2023 (the “Original Termination Date”) to June 22, 2024 (the “Articles Extension Date”) unless the closing of a Business Combination shall have occurred prior thereto, or such earlier date as is determined by JAWS’ board of directors (the “Board”) to be in the best interests of the JAWS (the “Extension Amendment Proposal”);

2.	Proposal No. 2 — Redemption Limitation Amendment Proposal — To amend, by way of special resolution, JAWS Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that JAWS may not redeem Public Shares (as defined below) to the extent that such redemption would result in JAWS having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended, of less than $5,000,001 (the “Redemption Limitation”) in order to allow JAWS to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”);

3.	Proposal No. 3 – Founder Share Amendment Proposal - To amend, by way of special resolution, the JAWS’ Memorandum and Articles of Association to provide for the right of a holder of JAWS’ Class B ordinary shares, par value $0.0001 (the “Founder Shares” or the “Class B Ordinary Shares”) to convert such Class B Ordinary Shares into JAWS’ Class A ordinary shares, par value $0.0001 (the “Class A Ordinary Shares”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment Proposal”);

4.	Proposal No. 4 — Auditor Ratification Proposal — To approve and ratify the appointment of WithumSmith+Brown, PC, as JAWS’ independent accountants for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);

5.	Proposal No. 5 – Director Election Proposal — To re-appoint David E. Wise as a Class I director to serve until the third succeeding annual general meeting after his appointment or until his successor has been elected and qualified (“Director Election Proposal”);

6.	Proposal No. 6 – Trust Amendment Proposal — To amend the Investment Management Trust Agreement (the “Trust Agreement”), dated June 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the Company’s initial public offering (“IPO”) if the Company has not completed its initial business combination, from June 22, 2023 to June 22, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and

7.	Proposal No. 7 - Adjournment Proposal — To adjourn, by way of an ordinary resolution, the Annual General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are insufficient votes to approve the Articles Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Trust Amendment Proposal, (ii) the holders of Public Shares have elected to redeem an amount of shares in connection with the Annual General Meeting such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”), or (iii) for any reason the Board considers necessary or desirable (the “Adjournment Proposal”).

Voting Power; Record Date

As a shareholder of JAWS, you have a right to vote on certain matters affecting JAWS. The proposals that will be presented at the Annual General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Annual General Meeting if you owned Ordinary Shares at the close of business on May 19, 2023, which is the Record Date for the Annual General Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 34,500,000 issued and outstanding Ordinary Shares, of which 27,600,000 Class A Ordinary Shares are held by JAWS public shareholders and 6,900,000 Class B Ordinary Shares are held by the Initial Shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence (which would include presence at the virtual Annual General Meeting), in person or by proxy, of shareholders holding 33.3% of the Ordinary Shares at the Annual General Meeting constitutes a quorum at the Annual General Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who own 20.0% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 4,600,000 Ordinary Shares held by public shareholders would be required to be present at the Annual General Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Annual General Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Annual General Meeting.

Under The Nasdaq Stock Market LLC rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders or has received instructions as to how to vote on some but not all of the “nonroutine” proposals, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Annual General Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Annual General Meeting without your instruction.

Because all of the proposals to be voted on at the Annual General Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so JAWS does not expect there to be any broker non-votes at the Annual General Meeting.

Vote Required for Approval

The approval of each of the Extension Amendment Proposal, the Redemption Limitation Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Ordinary Shares, voting as a single class.

Approval of the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting.

The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Annual General Meeting. As of the date of this proxy statement, the Initial Shareholders own 20.0% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

	Number of Additional Public Shares Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution[2]	766,667	16,100,000
Redemption Limitation Amendment Proposal	Special Resolution	766,667	16,100,000
Founder Share Amendment Proposal	Special Resolution	766,667	16,100,000
Auditor Ratification Proposal	Ordinary Resolution[3]	None	10,350,001
Director Election Proposal	Ordinary Resolution	None	10,350,001
Trust Amendment Proposal	65% of Issued and Outstanding Ordinary Shares	N/A	15,525,000
Adjournment Proposal	Ordinary Resolution	None	10,350,001

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on May 19, 2023, the Record Date for the Annual General Meeting, you may vote with respect to the proposals in person or virtually at the Annual General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Ordinary Shares at the Annual General Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Annual General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual General Meeting so that your shares will be voted if you are unable to attend the Annual General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on [●] , 2023.

Voting in Person at the Meeting. If you attend the Annual General Meeting and plan to vote in person, you will be provided with a ballot at the Annual General Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Annual General Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, you will need to bring to the Annual General Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

[2]	Under Cayman law, a special resolution requires the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting.
[3]	Under Cayman law, an ordinary resolution requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting.

Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Annual General Meeting by visiting https://www.cstproxy.com/          and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Annual General Meeting or at the Annual General Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify JAWS’ Chief Executive Officer in writing to JAWS Juggernaut Acquisition Corporation, 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139, before the Annual General Meeting that you have revoked your proxy; or

●	you may attend the Annual General Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Annual General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Annual General Meeting, no other matters may be considered at the Annual General Meeting if they are not included in this proxy statement, which serves as the notice of the Annual General Meeting.

Who Can Answer Your Questions about Voting

If you are a JAWS shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing JUGG.info@investor.morrowsodali.com.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. In connection with the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and the Trust Amendment Proposal and contingent on the availability of lawful funds, any shareholder holding Class A Ordinary Shares may demand that JAWS redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $         per share as of             , 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Annual General Meeting. If a holder properly seeks redemption as described in this section, JAWS will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Annual General Meeting. However, JAWS will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) JAWS will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)	submit a written request to Continental, JAWS’ transfer agent, in which you (i) request that JAWS redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental, JAWS’ transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [●] , 2023 (two business days before the initially scheduled date of the Annual General Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of JAWS that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, JAWS’ transfer agent, at least two business days prior to the initially scheduled date of the Annual General Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, JAWS’ transfer agent, prior to 5:00 p.m., Eastern Time, on [●]           , 2023 (two business days before the initially scheduled date of the Annual General Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the IPO, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on           , 2023, the most recent practicable date prior to the date of this proxy statement, was $      per share. The cash held in the Trust Account on such date was approximately $        (including interest not previously released to JAWS to pay its taxes) ($                 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JAWS to pay its taxes two business days prior to the initially scheduled date of the Annual General Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. JAWS cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to JAWS’ transfer agent two business days prior to the initially scheduled date of the Annual General Meeting.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights available to JAWS’ shareholders in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Trust Amendment Proposal. There are dissenters’ rights available to JAWS’ shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment and the Redemption Limitation Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

JAWS is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. JAWS has engaged Morrow Sodali to assist in the solicitation of proxies for the Annual General Meeting. JAWS and its directors, officers and employees may also solicit proxies in person. JAWS will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

JAWS will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. JAWS will pay Morrow Sodali a fee of $                , plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as JAWS’ proxy solicitor. JAWS will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to JAWS shareholders. Directors, officers and employees of JAWS who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 - THE EXTENSION AMENDMENT PROPOSAL

Overview

JAWS is proposing to amend its Memorandum and Articles of Association to extend the date by which JAWS has to consummate a Business Combination to the Articles Extension Date so as to give JAWS additional time to complete a Business Combination.

Without the Articles Extension, JAWS believes that JAWS will not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, JAWS would be forced to redeem Public Shares and dissolve and liquidate in accordance with Cayman Islands law.

As contemplated by the Memorandum and Articles of Association, the holders of JAWS’ Public Shares may, subject to the availability of lawful funds, elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Articles Extension is implemented.

On             , 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $          , based on the aggregate amount on deposit in the Trust Account of approximately $     as of           , 2023 (including interest not previously released to JAWS to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JAWS to pay its taxes two business days prior to the initially scheduled date of the Annual General Meeting. The closing price of the Class A Ordinary Shares on Nasdaq on [●]             , 2023 was $     . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Annual General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $      [more/less] per share than if the shares were sold in the open market (based on the per share redemption price as of [●]                , 2023). JAWS cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. JAWS believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if JAWS does not complete a Business Combination on or before the Original Termination Date.

Reasons for the Extension Amendment Proposal

JAWS’ Memorandum and Articles of Association provide that JAWS has until June 22, 2023 to complete a Business Combination. JAWS and its officers and directors agreed that they would not seek to amend JAWS’ Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless JAWS provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is advisable and in the best interests of JAWS shareholders that the Articles Extension be obtained so that JAWS will have an additional amount of time to consummate a Business Combination. Without the Articles Extension, JAWS believes that JAWS will not be able to complete a Business Combination on or before June 22, 2023. If that were to occur, JAWS would be forced to redeem Public Shares and dissolve and liquidate in accordance with Cayman Islands law.

The Extension Amendment Proposal is essential to allowing JAWS additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. JAWS will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) JAWS will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved or the Articles Amendment is not implemented, and a Business Combination is not completed on or before the Termination Date, JAWS will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JAWS (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JAWS’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to JAWS’ obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to JAWS’ warrants, which will expire worthless in the event JAWS dissolves and liquidates the Trust Account.

In addition, the Company will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved (ii) the Trust Amendment Proposal is approved or (iii) the Company will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 6,900,000 Class B Ordinary Shares held by them.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, JAWS shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Articles Extension Date are made. JAWS will then continue to attempt to consummate a Business Combination until the Articles Extension Date. JAWS will remain a reporting company under the Exchange Act and its Class A Ordinary Shares will remain publicly traded during this time.

In addition, JAWS will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) JAWS will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

Interests of the Sponsor and JAWS’ Directors and Officers

When you consider the recommendation of the Board, JAWS shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of JAWS have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to JAWS shareholders that they approve the Extension Amendment Proposal. JAWS shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

●	the fact that the Initial Shareholders, including the Sponsor (and certain of JAWS’ officers and directors who are members of the Sponsor), have invested in JAWS an aggregate of $7,545,000, comprised of the purchase price for 6,900,000 Class B Ordinary Shares and for 3,760,000 Private Placement Warrants. Assuming a trading price of $ per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on The Nasdaq Stock Market LLC on , 2023), the 6,900,000 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $ . Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.09 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in JAWS by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in JAWS at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and JAWS liquidates without completing a Business Combination before June 22, 2023, the Initial Shareholders will lose their entire investment in JAWS. If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by June 22, 2023, then the proceeds from the sale of JAWS Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

●	the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal or the Trust Amendment Proposal;

●	the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and JAWS fails to complete a Business Combination by June 22, 2023;

●	the indemnification of JAWS’ existing directors and officers and the liability insurance maintained by JAWS;

●	the fact that the Sponsor and JAWS’ officers and directors will lose their entire investment in JAWS and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by June 22, 2023. As of the date of this proxy statement there are loans extended, fees due or outstanding out-of-pocket expenses amounting in the aggregate to $[●] for which the Sponsor and JAWS’ officers and directors are awaiting reimbursement; and

●	the fact that if the Trust Account is liquidated, including in the event JAWS is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify JAWS to ensure that the proceeds in the Trust Account are not reduced below $10.00 per JAWS public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which JAWS has entered into an acquisition agreement or claims of any third party for services rendered or products sold to JAWS, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent on the availability of lawful funds, any shareholder holding Class A Ordinary Shares may demand that JAWS redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $        per share as of [●]                   , 2023), calculated as of two business days prior to the Annual General Meeting. If a holder properly seeks redemption as described in this section, JAWS will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Annual General Meeting. However, JAWS will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved,(ii) JAWS will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions or (iii) the Trust Amendment Proposal is approved.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)	submit a written request to Continental, JAWS’ transfer agent, in which you (a) request that JAWS redeem all or a portion of your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) for cash, and (b) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	deliver your Class A Ordinary Shares to Continental, JAWS’ transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [●], 2023 (two business days before the initially scheduled date of the Annual General Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of JAWS that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, JAWS’ transfer agent, at least two business days prior to the initially scheduled date of the Annual General Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, JAWS’ transfer agent, prior to 5:00 p.m., Eastern Time, on [●]             , 2023 (two business days before the initially scheduled date of the Annual General Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the IPO, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on          , 2023, the most recent practicable date prior to the date of this proxy statement, was $       per share. The cash held in the Trust Account on such date was approximately $           (including interest not previously released to JAWS to pay its taxes) ($ per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JAWS to pay its taxes two business days prior to the Annual General Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. JAWS cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to JAWS’ transfer agent two business days prior to the initially scheduled date of the Annual General Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Annual General Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Shareholders own 20.0% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of at least 16,100,000 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Annual General Meeting and cast votes, and the affirmative vote of at least 766,667 Ordinary Shares held by public shareholders (or approximately 2.8% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Annual General Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

a)	Article 49.7 of JAWS’ Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination by 22 June 2024, (the “Termination Date”), or such earlier date as is determined by the board of Directors to be in the best interest of the Company, the Company shall (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

b)	Article 49.8(a) of JAWS’ Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“that modify the substance or timing of the Company’s obligation to (i) provide for the redemption of the Public Shares in connection with a Business Combination; or (ii) to redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination within thirty-six months from the closing of the IPO; or”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT JAWS SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 - THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

JAWS is proposing to amend its Memorandum and Articles of Association to eliminate the requirement that JAWS have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) following redemptions in connection with this Annual General Meeting or a Business Combination.

Without the Redemption Limitation Amendment, JAWS may not be able to implement the Articles Extension if following redemptions in connection with the Articles Extension JAWS would not have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act). If that were to occur, JAWS would be forced to liquidate on the Termination Date.

The purpose of the Redemption Limitation requirements was to ensure that JAWS would not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). JAWS is proposing to amend its Memorandum and Articles of Association to remove the Redemption Limitation requirements. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and JAWS believes that it can rely on another exclusion, which relates to it being listed on The Nasdaq Stock Market LLC (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on Nasdaq.

As disclosed in our IPO prospectus, JAWS is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the Redemption Limitation requirements in the Memorandum and Articles of Association was to ensure that through the consummation of an initial Business Combination, JAWS would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on The Nasdaq Stock Market LLC and have been since the consummation of its IPO. The Company believes that The Nasdaq Stock Market LLC has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation in the Memorandum and Articles of Association is unnecessary.

Reasons for the Redemption Limitation Amendment Proposal

Shareholders are being asked to adopt the proposed Redemption Limitation Amendment Proposal which, in the judgment of the Board, may facilitate the consummation of an initial Business Combination. The Memorandum and Articles of Association limit JAWS’ ability to consummate an initial Business Combination, or to redeem Ordinary Shares in connection with an initial Business Combination, if it would cause JAWS to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the Ordinary Shares were not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such Ordinary Shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with the Charter Extension such that following such redemptions, JAWS’ net tangible assets would be less than $5,000,001, the Redemption Limitation in the Memorandum and Articles of Association would prevent JAWS from being able to implement the Charter Extension. If that were to occur, JAWS would be forced to liquidate on the Termination Date.

Additionally, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with consummation of an initial Business Combination, the Redemption Limitation in the Memorandum and Articles of Association would prevent JAWS from being able to consummate an initial Business Combination even if all other conditions to closing are met.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Articles Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if JAWS has not completed an initial Business Combination by the Termination Date.

If the Redemption Limitation Amendment Proposal is Approved

If the Redemption Limitation Amendment Proposal is approved (and the Extension Amendment Proposal and the Trust Amendment Proposal is also approved), JAWS shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Redemption Limitation Amendment Proposal, the Founder Share Proposal and the Trust Amendment Proposal are made and, assuming the Extension Amendment Proposal is approved, redeem Public Shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation.

Interests of the Sponsor and JAWS’ Directors and Officers

When you consider the recommendation of the Board, JAWS shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of JAWS have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to JAWS shareholders that they approve the Redemption Limitation Amendment Proposal. JAWS shareholders should take these interests into account in deciding whether to approve the Redemption Limitation Amendment Proposal:

●	the fact that the Initial Shareholders, including the Sponsor (and certain of JAWS’ officers and directors who are members of the Sponsor), have invested in JAWS an aggregate of $7,545,000, comprised of the purchase price for 6,900,000 Class B Ordinary Shares and for 3,760,000 Private Placement Warrants. Assuming a trading price of $ per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on The Nasdaq Stock Market LLC on , 2023), the 6,900,000 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $ . Even if the trading price of the shares of Class A Ordinary Shares were as low as $[●] per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in JAWS by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in JAWS at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and JAWS liquidates without completing a Business Combination before June 22, 2023, the Initial Shareholders will lose their entire investment in JAWS; If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by June 22, 2023, then the proceeds from the sale of the JAWS Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

●	the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal or Trust Amendment Proposal;

●	the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and JAWS fails to complete a Business Combination by June 22, 2023;

●	the indemnification of JAWS’ existing directors and officers and the liability insurance maintained by JAWS;

●	the fact that the Sponsor and JAWS’ officers and directors will lose their entire investment in JAWS and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by June 22, 2023. As of the date of this proxy statement there are loans extended, fees due or outstanding out-of-pocket expenses amounting in the aggregate to $[●] for which the Sponsor and JAWS’ officers and directors are awaiting reimbursement; and

●	the fact that if the Trust Account is liquidated, including in the event JAWS is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify JAWS to ensure that the proceeds in the Trust Account are not reduced below $10.00 per JAWS public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which JAWS has entered into an acquisition agreement or claims of any third party for services rendered or products sold to JAWS, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that JAWS redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $        per share as of [●]          , 2023), calculated as of two business days prior to the Annual General Meeting. If a holder properly seeks redemption as described in this section, JAWS will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Annual General Meeting. However, JAWS will not proceed with the Articles Extension unless (1) the Redemption Limitation Amendment Proposal is approved or (ii) JAWS will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)	submit a written request to Continental, JAWS’ transfer agent, in which you (a) request that JAWS redeem all or a portion of your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) for cash, and (b) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	deliver your Class A Ordinary Shares to Continental, JAWS’ transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [●]      , 2023 (two business days before the initially scheduled date of the Annual General Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of JAWS that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, JAWS’ transfer agent, at least two business days prior to the initially scheduled date of the Annual General Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, JAWS’ transfer agent, prior to 5:00 p.m., Eastern Time, on [●]          , 2023 (two business days before the initially scheduled date of the Annual General Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the IPO, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on          , 2023, the most recent practicable date prior to the date of this proxy statement, was $ per share. The cash held in the Trust Account on such date was approximately $            (including interest not previously released to JAWS to pay its taxes) ($          per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JAWS to pay its taxes two business days prior to the Annual General Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. JAWS cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to JAWS’ transfer agent two business days prior to the initially scheduled date of the Annual General Meeting.

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Annual General Meeting and therefore will have no effect on the approval of the Redemption Limitation Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Redemption Limitation Amendment Proposal. As of the date hereof, the Initial Shareholders own 20.0% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Redemption Limitation Amendment Proposal will require the affirmative vote of at least 16,100,000 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Annual General Meeting and cast votes, and the affirmative vote of at least 766,667 Ordinary Shares held by public shareholders (or approximately 2.8% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Annual General Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

a)	Article 49.2(b) of JAWS’ Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.2(b):

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares.

Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

b)	Article 49.4 of JAWS’ Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.4:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”

c)	The following final sentence of Article 49.5 of JAWS’ Memorandum and Articles of Association be deleted in its entirety:

“The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”

d)	The following final sentence of Article 49.8 of JAWS’ Memorandum and Articles of Association be deleted in its entirety:

“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT JAWS SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

JAWS is proposing to amend its Memorandum and Articles of Association to allow the Company to convert the Founder Shares to Class A Ordinary Shares on a one-for-one basis at any point prior to the business combination at the option of the holder.

Upon conversion of the Founder Shares to Class A Ordinary Shares, such Class A Ordinary Shares converted from Founder Shares would have been entitled to receive funds from the trust account Trust Account through redemptions or otherwise, except that such have agreed not to be entitled to funds from the Trust Account pursuant to obligations set forth in the letter agreement. Additionally, the Class A Ordinary Shares converted from Founder Shares will be subject to all of the restrictions applicable to Founder Shares, including the prohibition on transferring, assigning or selling Founder Shares until the earlier of (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last reported sale price of the Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date following the completion of our initial business combination on which we complete a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of our shareholders having the right to exchange their Class A Ordinary Shares for cash, securities or other property.

Reasons for the Founder Share Amendment Proposal

JAWS’ Memorandum and Articles of Association provide that the Founder Shares automatically convert to Class A Ordinary Shares on a one-for-one basis automatically on the day of the consummation of a Business Combination. The purpose of the Founder Share Amendment is to allow to the Founder Shares to be converted on a 1:1 basis by the holder. In connection with the Extension Amendment Proposal, this additional proposal will give the Company further flexibility to meet Nasdaq continued listing requirements following the Extension.

JAWS’ Memorandum and Articles of Association provide that the affirmative vote of the holders of at least two-thirds of the Ordinary Shares, represented in person or by proxy and entitled to vote thereon and who vote at the Special General Meeting, is required to amend its Memorandum and Articles of Association.

If the Founder Share Amendment Proposal Is Not Approved

If the Founder Share Amendment Proposal is not approved, we will not amend our Memorandum and Articles of Association to convert Founder Shares to Class A Ordinary Shares. In the event the Extension Amendment Proposal is approved and shareholder redemptions are processed in connection with such approvals, we may not have enough Class A ordinary shares outstanding to remain in compliance with Nasdaq continued listing standards, and Nasdaq may delist our securities. If Nasdaq delists our securities, we may have greater difficulty in completing a business combination. If the Founder Share Amendment Proposal is not approved, we believe it will make it more difficult for us to be able to consummate a business combination. If we have not consummated the business combination by this date, we will liquidate, as described under “Proposal No.1 — Extension Amendment Proposal — If the Extension Is Not Approved.”

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and warrants.

If the Founder Share Amendment Proposal Is Approved

If the Founder Share Amendment Proposal is approved, the Company will file an amendment to the Memorandum and Articles of Association with the Cayman Registrar to allow conversion of Class B Ordinary Shares to Class A Ordinary Shares on a one-to-one basis prior to a business combination at the option of the holder. The Company will remain a reporting company under the Exchange Act and we expect that its Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination.

You are not being asked to vote on a business combination at this time. If the Founder Share Amendment is implemented, provided that you are a shareholder on the record date for a meeting to consider the business combination, you will retain the right to vote on any potential business combination when it is submitted to shareholders, and you will have the right to redeem all or a portion of your public shares for cash in the event the business combination is approved and completed. You will also be entitled to receive your share of the funds in the Trust Account if we have not consummated a business combination by the appropriate date.

Interests of the Sponsor and JAWS’ Directors and Officers

When you consider the recommendation of the Board, JAWS shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of JAWS have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to JAWS shareholders that they approve the Founder Share Amendment Proposal. JAWS shareholders should take these interests into account in deciding whether to approve the Founder Share Amendment Proposal:

●	the fact that the Initial Shareholders, including the Sponsor (and certain of JAWS’ officers and directors who are members of the Sponsor), have invested in JAWS an aggregate of $7,545,000, comprised of the purchase price for 6,900,000 Class B Ordinary Shares and for 3,760,000 Private Placement Warrants. Assuming a trading price of $ per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on [●] , 2023), the 6,900,000 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $ . Even if the trading price of the shares of Class A Ordinary Shares were as low as $[●] per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in JAWS by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in JAWS at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and JAWS liquidates without completing a Business Combination before June 22, 2023, the Initial Shareholders will lose their entire investment in JAWS; If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by June 22, 2023, then the proceeds from the sale of the JAWS Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

●	the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal or Trust Amendment Proposal;

●	the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and JAWS fails to complete a Business Combination by June 22, 2023;

●	the indemnification of JAWS’ existing directors and officers and the liability insurance maintained by JAWS;

●	the fact that the Sponsor and JAWS’ officers and directors will lose their entire investment in JAWS and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by June 22, 2023. As of the date of this proxy statement there are loans extended, fees due or outstanding out-of-pocket expenses amounting in the aggregate to $[●] for which the Sponsor and JAWS’ officers and directors are awaiting reimbursement; and

●	the fact that if the Trust Account is liquidated, including in the event JAWS is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify JAWS to ensure that the proceeds in the Trust Account are not reduced below $10.00 per JAWS public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which JAWS has entered into an acquisition agreement or claims of any third party for services rendered or products sold to JAWS, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Annual General Meeting and therefore will have no effect on the approval of the Founder Share Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Founder Share Amendment Proposal. As of the date hereof, the Initial Shareholders own 20.0% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Founder Share Amendment Proposal will require the affirmative vote of at least 16,100,000 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Annual General Meeting and cast votes, and the affirmative vote of at least 4,766,667 Ordinary Shares held by public shareholders (or approximately 2.8% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Annual General Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

Article 17.2 of the Company’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 17.2:

(a)	Article 17.2 of the Company’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 17.2:

“Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”): (a) at any time and from time to time at the option of the holders thereof, or (b) in connection with the consummation of a Business Combination.”

(b)	Article 17.3 of the Company’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 17.3:

“Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued or deemed issued, by the Company in excess of the amounts offered in the IPO and in connection with the consummation of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares at the time of the closing of a Business Combination at an adjusted ratio so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, in the aggregate, 20 per cent of the sum of: (a) the total number of Class A Shares and Class B Shares issued and outstanding upon completion of the IPO, plus (b) the total number of Class A Shares issued or deemed issued or issuable upon conversion or exercise of any Equity-linked Securities or rights issued, or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A Shares or Equity-linked Securities exercisable for or convertible into Class A Shares issued, deemed issued, or to be issued, to any seller in the initial Business Combination and any private placement warrants issued to the Sponsor, its Affiliates or any Director or Officer upon conversion of working capital loans.”

(c)	Article 49.10 of the Company’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Ordinary Share Conversion Article hereof where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with Public Shares on a Business Combination.”

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment is advisable and in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Founder Share Amendment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT JAWS SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE FOUNDER SHARE AMENDMENT PROPOSAL.

PROPOSAL NO. 4 — THE AUDITOR RATIFICATION PROPOSAL

Overview

The audit committee has appointed Withum as JAWS’ independent registered public accounting firm for the period ending December 31, 2023 and the Board has directed that management submit the appointment of Withum, PC as JAWS’ independent registered public accounting firm for ratification by the shareholders at the Annual General Meeting. Representatives of Withum are expected to be virtually present at the Annual General Meeting, will have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions.

Shareholder ratification of the appointment of Withum as JAWS’ independent registered public accounting firm is not required law. However, the Board is submitting the audit committee’s appointment of Withum to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the audit committee will reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be advisable and in the best interests of JAWS and its shareholders.

Independent Registered Public Accountant’s Fee

The following is a summary of fees paid or to be paid to Withum for services rendered:

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees billed and billable by Withum for audit fees, inclusive of required filings with the SEC for the years ended December 31, 2022 and 2021, totaled $88,400 and $156,710, respectively.

Audit-Related Fees.  Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. During the years ended December 31, 2022 and 2021, we did not pay Withum any audit-related fees.

Tax Fees.  Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. During the years ended December 31, 2022 and 2021, we did not pay Withum any tax fees.

All Other Fees.  All other fees consist of fees billed for all other services. During the years ended December 31, 2022 and 2021, we did not pay Withum any other fees.

Pre-Approval Policy

JAWS’ audit committee was formed upon the consummation of the IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of the audit committee were approved by the Board. Since the formation of the audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for JAWS by the auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required for Approval

The approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Annual General Meeting and therefore will have no effect on the approval of the Auditor Ratification Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Auditor Ratification Proposal. As of the date hereof, the Initial Shareholders own 20.0% of the issued and outstanding Ordinary Shares and have not purchased any public shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Auditor Ratification Proposal will require the affirmative vote of at least 10,350,001 Ordinary Shares held by public shareholders (or approximately 37.5% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Annual General Meeting and cast votes, and none of the Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Annual General Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

RESOLVED, as an ordinary resolution that:

WithumSmith+Brown, PC, be ratified as JAWS’ independent accountants for the fiscal year ending December 31, 2023.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT JAWS SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL

PROPOSAL 5 –DIRECTOR ELECTION PROPOSAL

Overview

JAWS’ Memorandum and Articles of Association provide that the Board shall be divided into three (3) classes of directors designated as Class I, Class II and Class III, respectively. At the first annual general meeting of members after the IPO, the term of office of the Class I Directors shall expire and Class I Directors shall be elected for a full term of three (3) years. At the second annual general meeting of members after the IPO, the term of office of the Class II Directors shall expire and Class II Directors shall be elected for a full term of three (3) years. At the third annual general meeting of members after the IPO, the term of office of the Class III Directors shall expire and Class III Directors shall be elected for a full term of three (3) years. At each succeeding annual general meeting of Members, Directors shall be elected for a full term of three (3) years to succeed the Directors of the class whose terms expire at such annual general meeting. The purpose of the Director Election Proposal is to re-appoint David E. Wise as a Class I director to serve until the 2026 annual general meeting and until his successor is appointed and qualified.

Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominee listed below. Although it is not anticipated that the nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected.

Director Nominee

The following table sets forth the nominee for membership on the Board. It also provides certain information about the nominee as of the Record Date.

Name	Age	Title
David E. Wise	57	Director

The following sets forth information regarding Mr. Wise:

David E. Wise is a member of the board of directors of JAWS Juggernaut Acquisition Corporation. Mr. Wise served in various positions at Qualcomm Inc. (Nasdaq: QCOM) for nearly 24 years. From April 2019 to August 2019 Mr. Wise served as Senior Vice President and Interim Chief Financial Officer of Qualcomm Inc. and from December 2015 to April 2019, Mr. Wise served as Senior Vice President of Finance and Treasurer of Qualcomm Inc. Prior to joining Qualcomm Inc., Mr. Wise was an associate at Dean Witter Reynolds, an investment banking firm from June 1994 to January 1997. Mr. Wise received an MBA from the Darden School of Management at University of Virginia and a B.A. in Economics from Bates College. We believe Mr. Wise’s significant management and investment experience make him well qualified to serve as a member of our board of directors.

Vote Required

The approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Annual General Meeting and therefore will have no effect on the approval of the Director Election Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Director Election Proposal. As of the date hereof, the Initial Shareholders own 20.0% of the issued and outstanding Ordinary Shares and have not purchased any public shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Director Election Proposal will require the affirmative vote of at least 10,350,001 Ordinary Shares held by public shareholders (or approximately 37.5% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Annual General Meeting and cast votes, and the affirmative vote of none of the Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Annual General Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

RESOLVED, as an ordinary resolution that David E. Wise be re-appointed as a Class I director to serve until the third succeeding annual general meeting after his appointment or until his successor has been elected and qualified.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT JAWS SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE DIRECOTR ELECTION PROPOSAL.

PROPOSAL NO. 6 — TRUST AMENDMENT PROPOSAL

Overview

The Company is proposing to amend the Trust Agreement with Continental.

Without the Trust Amendment, the Company may not be able to implement the Articles Extension if Continental will be required to liquidate the Trust Account as of the Original Termination Date.

Reasons for the Trust Amendment Proposal

Shareholders are being asked to adopt the proposed Trust Amendment Proposal which, in the judgment of the Board, may facilitate the consummation of an initial Business Combination. The Trust Agreement limits JAWS’ ability to consummate an initial Business Combination, because it might require Continental to liquidate the Trust Account as of the Original Termination Date.

If the Trust Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. The approval of the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, both amendments are cross conditional This means that if either the Extension Amendment Proposal or the Trust Amendment Proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.

If the Trust Amendment Proposal is not approved, a Business Combination is not completed on or before the Original Termination Date, then, as contemplated by and in accordance with the Certificate of Incorporation, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which may expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Trust Amendment Proposal is Approved

If the Trust Amendment Proposal is approved (and the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is also approved), the Company shall pursuant to an amendment of the Trust Agreement with Continental extend the date on which Continental must liquidate the Trust Account and procure that all filings required to be made with the Cayman Islands Registrar of Companies in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are made and, assuming the Extension Amendment Proposal is approved, redeem Public Shares as necessary.

Interests of the Sponsor and JAWS’ Directors and Officers

When you consider the recommendation of the Board, JAWS shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of JAWS have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to JAWS shareholders that they approve the Trust Amendment Proposal. JAWS shareholders should take these interests into account in deciding whether to approve the Trust Amendment Proposal:

●	the fact that the Initial Shareholders, including the Sponsor (and certain of JAWS’ officers and directors who are members of the Sponsor), have invested in JAWS an aggregate of $7,545,000, comprised of the purchase price for 6,900,000 Class B Ordinary Shares and for 3,760,000 Private Placement Warrants. Assuming a trading price of $ per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on [●] , 2023), the 6,900,000 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $ . Even if the trading price of the shares of Class A Ordinary Shares were as low as $[●] per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in JAWS by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in JAWS at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and JAWS liquidates without completing a Business Combination before June 22, 2023, the Initial Shareholders will lose their entire investment in JAWS; If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by June 22, 2023, then the proceeds from the sale of the JAWS Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

●	the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal or Trust Amendment Proposal;

●	the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and JAWS fails to complete a Business Combination by June 22, 2023;

●	the indemnification of JAWS’ existing directors and officers and the liability insurance maintained by JAWS;

●	the fact that the Sponsor and JAWS’ officers and directors will lose their entire investment in JAWS and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by June 22, 2023. As of the date of this proxy statement there are loans extended, fees due or outstanding out-of-pocket expenses amounting in the aggregate to $[●] for which the Sponsor and JAWS’ officers and directors are awaiting reimbursement; and

●	the fact that if the Trust Account is liquidated, including in the event JAWS is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify JAWS to ensure that the proceeds in the Trust Account are not reduced below $10.00 per JAWS public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which JAWS has entered into an acquisition agreement or claims of any third party for services rendered or products sold to JAWS, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Annual General Meeting and therefore will have the same effect as a vote “AGAINST” the Trust Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Trust Amendment Proposal. As of the date hereof, the Initial Shareholders own 20.0% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Trust Amendment Proposal will require the affirmative vote of at least 15,525,000 Ordinary Shares held by public shareholders.

Resolution

The full text of the resolution to be voted upon is as follows:

RESOLVED that: Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only and promptly (x) after receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, provided that, in the case a Termination Letter in the form of Exhibit A is received, or (y) upon June 22, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by June 22, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders”;

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT JAWS SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE APPROVAL OF THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 7 - THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Annual General Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Proposal the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Trust Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal such that JAWS would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by JAWS’ shareholders, the Board may not be able to adjourn the Annual General Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal. the Founder Share Amendment Proposal, the Auditor Ratification Proposal or the Director Election Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal or the Trust Amendment Proposal. In such events, the Articles Extension and the Redemption Limitation Amendment Proposal would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Annual General Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Shareholders own 20.0% of the issued and outstanding Ordinary Shares and have not purchased any public shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of at least 10,350,001 Ordinary Shares held by public shareholders (or approximately 37.5% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Annual General Meeting and cast votes, and the affirmative vote of none of the Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Annual General Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, to adjourn, by way of an ordinary resolution, the Annual General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are insufficient votes to approve the Articles Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Trust Amendment Proposal, (ii) the holders of Public Shares have elected to redeem an amount of shares in connection with the Annual General Meeting such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”), or (iii) for any reason the Board considers necessary or desirable (the “Adjournment Proposal”).

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT JAWS SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain material U.S. federal income tax considerations for Redeeming U.S. Holders and Redeeming Non-U.S. Holders (each as defined below) of public shares that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:

●	financial institutions or financial services entities;

●	broker-dealers;

●	S corporations;

●	taxpayers that are subject to the mark-to-market accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	tax-qualified retirement plans;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents or citizens of the United States;

●	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

●	persons subject to the alternative minimum tax;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations;

●	corporations that accumulate earnings to avoid U.S. federal income tax;

●	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

●	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

●	foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

●	passive foreign investment companies or their shareholders; or

●	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. JAWS has not sought, and JAWS does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any unit consisting of one Class A Ordinary Share and one fourth of one warrant (with a whole warrant representing the right to acquire one Class A Ordinary Share) is separable at the option of the holder, JAWS is treating any Class A Ordinary Share and one fourth of one warrant to acquire one Class A Ordinary Share held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of JAWS’s Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal No. 1: The Extension Amendment Proposal - Redemption Rights” and “Proposal No. 2: The Redemption Limitation Amendment Proposal - Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption - In General

Subject to the passive foreign investment company (“PFIC”) rules discussed below, in the event that a Redeeming U.S. Holder’s Public Shares are redeemed, the treatment of the redemption for U.S. federal income tax purposes will depend on whether it qualifies as a sale of the Public Shares under Section 302 of the Code. If the redemption qualifies as a sale of the Public Shares, the Redeeming U.S. Holder will be treated as described under “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares and Warrants” below. If the redemption does not qualify as a sale of the Public Shares, the U.S. Holder will be treated as receiving a corporate distribution with the tax consequences described below under “— Taxation of Distributions.” Whether a redemption qualifies for sale treatment will depend largely on the total number of our shares treated as held by the Redeeming U.S. Holder (including any shares constructively owned by the Redeeming U.S. Holder described in the following paragraph) relative to all of our shares outstanding both before and after such redemption. The redemption of the Public Shares generally will be treated as a sale of the Public Shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete termination” of the Redeeming U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the Redeeming U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a Redeeming U.S. Holder takes into account not only our Public Shares actually owned by the Redeeming U.S. Holder, but also our shares that are constructively owned by it. A Redeeming U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares the Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include Public Shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the Redeeming U.S. Holder immediately following the redemption of Public Shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the Redeeming U.S. Holder immediately before the redemption. There will be a complete termination of a Redeeming U.S. Holder’s interest if either (i) all of our shares actually and constructively owned by the Redeeming U.S. Holder are redeemed or (ii) all of our shares actually owned by the Redeeming U.S. Holder are redeemed and the Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the Redeeming U.S. Holder does not constructively own any other shares of ours and certain other requirements are met. The redemption of the Public Shares will not be essentially equivalent to a dividend with respect to a Redeeming U.S. Holder if it results in a “meaningful reduction” of the Redeeming U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a Redeeming U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A Redeeming U.S. Holder should consult with its tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described under “— Taxation of Distributions” below. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

Taxation of Distributions

Subject to the PFIC rules discussed below, a Redeeming U.S. Holder generally will be required to include in gross income as dividends the amount of any distribution paid on our Public Shares to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends paid by us will be taxable to a corporate Redeeming U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Distributions in excess of such earnings and profits generally will be applied against and reduce the Redeeming U.S. Holder’s basis in its Public Shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Public Shares (see “ — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares and Warrants” below).

With respect to non-corporate Redeeming U.S. Holders, under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), dividends generally will be taxed at the lower applicable long-term capital gains rate (see “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares and Warrants” below) only if our Public Shares are readily tradable on an established securities market in the United States, the Company is not treated as a PFIC at the time the dividend was paid or in the preceding year and provided certain other requirements are met (including with respect to holding period). It is unclear, however, whether certain redemption rights described in this prospectus may suspend the running of the applicable holding period for this purpose. Redeeming U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any dividends paid with respect to our Public Shares.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares and Warrants

Subject to the PFIC rules discussed below, a Redeeming U.S. Holder generally will recognize capital gain or loss on the sale or other taxable disposition of our Public Shares or warrants (including on our dissolution and liquidation if we do not complete our initial business combination within the required time period). Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such Public Shares or warrants exceeds one year. It is unclear, however, whether certain redemption rights described in this prospectus may suspend the running of the applicable holding period for this purpose.

The amount of gain or loss recognized on a sale or other taxable disposition generally will be equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition (or, if the Public Shares or warrants are held as part of units at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Public Shares or warrants based upon the then relative fair market values of the Public Shares and the warrants included in the units) and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its Public Shares or warrants so disposed of. A Redeeming U.S. Holder’s adjusted tax basis in its Public Shares and warrants generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a Public Share or one-fourth of one redeemable warrant) reduced, in the case of a Public Share, by any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate Redemption U.S. Holder is currently eligible to be taxed at reduced rates. The deduction of capital losses is subject to certain limitations.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because JAWS is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, JAWS believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2022, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “- Tax Treatment of the Redemption - In General,” above); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “- Tax Treatment of the Redemption - In General,” above.

Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) for the taxable year that is the first year in the Redeeming U.S. Holder’s holding period of our shares during which we are treated as a PFIC or, if in a later year, the Redeeming U.S. Holder made a QEF election along with a purging election. A QEF election is an election to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares for purposes of the PFIC rules.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF Election with respect to JAWS is contingent upon, among other things, the provision by JAWS of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any of our taxable years that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares. A mark-to-market election is not available with respect to Public Warrants.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares or warrants are urged to consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of JAWS’ Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1: The Extension Amendment Proposal - Redemption Rights” and “Proposal No. 2: The Redemption Limitation Amendment Proposal - Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Shareholders.” However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).

Non-U.S. holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Foreign Account Tax Compliance Act

Section 1471 through 1474 of the Code and the Treasury regulations and administrative guidance promulgated thereunder (commonly referred to as “FATCA”) generally impose withholding at a rate of thirty percent (30%) on payments of dividends (including constructive dividends) on Public Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury Regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. However, there can be no assurance that final Treasury Regulations will provide the same exceptions from FATCA withholding as the proposed Treasury Regulations.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of Public Shares.

ALL NON-U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS DESCRIBED IN THIS PROXY STATEMENT OR IN CONNECTION WITH OUR LIQUIDATION, INCLUDING ANY SPECIAL REPORTING REQUIREMENTS.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal and any redemption of your Public Shares.

BUSINESS OF JAWS AND CERTAIN INFORMATION ABOUT JAWS

References in this section to “we,” “our,” or “us” refer to JAWS Juggernaut Acquisition Corporation.

General

We are a blank check company incorporated as an exempted company in the Cayman Islands on December 16, 2020 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities. We are an early stage and emerging growth company and, as such, we are subject to all of the risk associated with early stage and emerging growth companies.

IPO and Private Placement

On June 22, 2021, we consummated our IPO of 27,600,000 units, which included the full exercise of the underwriters’ option to purchase an additional 3,600,000 units to cover over-allotments, at $10.00 per unit, generating aggregate gross proceeds of $276,000,000. Each unit consists of one Class A ordinary share, par value $0.0001, and one-fourth (1/4) of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to certain adjustments. The securities in the offering were registered under the Securities Act on a registration statement on Form S-1 (File No. 333-253076).

On January 19, 2021, our Sponsor purchased 5,750,000 Class B ordinary shares and 3,300,000 private placement warrants for an aggregate purchase price of $6,625,000. On June 17, 2021, the sponsor purchased 460,000 additional private placement warrants, increasing the aggregate purchase price for the Class B ordinary shares and private placement warrants to $7,545,000. Each whole private placement warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share. In addition, on June 22, 2021, the company effected a share dividend with respect to Class B ordinary shares, resulting in an aggregate of 6,900,000 Class B ordinary shares outstanding. Prior to the initial investment in the company by the sponsor, the company had no assets, tangible or intangible.

Following the closing of our IPO on June 22, 2021, an amount of $276,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in our IPO and the sale of the Private Placement Warrants were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act. JAWS currently intends, prior to the Annual General Meeting, to instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of JAWS. Interest on such deposit account is currently approximately 2.5-3.0% per annum, but such deposit account carries a variable rate and JAWS cannot assure you that such rate will not decrease or increase significantly.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of March 28, 2022 based on information obtained from the persons named below, with respect to the beneficial ownership of our ordinary shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

●	each of our executive officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, the percentage ownership is based on 27,600,000 Class A ordinary shares (which includes Class A ordinary shares that are underlying the units) and 6,900,000 Class B ordinary shares issued and outstanding as of December 31, 2022. The table below does not include the Class A ordinary shares underlying the private placement warrants held by our sponsor because these securities are not exercisable within 60 days of this Report.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our ordinary shares beneficially owned by them.

	Class B Ordinary Shares			Class A Ordinary Shares
	Number of			Number of		Approximate
	Shares		Approximate	Shares	Approximate	Percentage of
	Beneficially		Percentage of	Beneficially	Percentage of	Voting
Name of Beneficial Owners(1)	Owned		Class	Owned	Class	Control
Juggernaut Sponsor LLC (our sponsor)	6,900,000	(3)	100%	-	-	20.0%
PDM Juggernaut Investor LLC	6,900,000	(2)(3)	100%	-	-	20.0%
JAWS Equity Owner 148, L.L.C.	6,900,000	(2)(3)	100%	-	-	20.0%
Barry S. Sternlicht	6,900,000	(2)(3)	100%	-	-	20.0%
Paul E. Jacobs, Ph.D.	6,900,000	(2)(3)	100%	-	-	20.0%
Wilcoln Lee	-	(4)	-	-	-	20.0%
Derek K. Aberle	6,900,000	(2)(3)	100%	-	-	-
Michael Racich	-	(4)	-	-	-	20.0%
David E Wise	-	(4)	-	-	-	-
Cory Gardner	-	(4)	-	-	-	-
Naynika Chaubey	-	(4)	-	-	-	-
All officers, directors and director nominees as a group (seven individuals)	6,900,000	(2)(3)(4)	100%	-	-	20.0%
Adage Capital Partners, L.P.(5)	-		-	1,800,000	6.52%	5.2%
Citadel Advisors LLC(6)	-		-	570,319	2.1%	1.7%
Aristeia Capital, L.L.C.				2,062,563	7.47%	6.0%

*	Less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 1601 Washington Avenue, Suite 800, Miami Beach, Florida 33139.

(2)	Represents 6,900,000 shares directly held by our sponsor.

(3)	Our sponsor is jointly controlled by PDM Juggernaut Investor LLC and JAWS Equity Owner 148, L.L.C, which share voting and investment discretion with respect to the securities held by Sponsor LLC. PDM Juggernaut Investor LLC is controlled jointly by Paul E. Jacobs, Ph.D. and Derek K. Aberle who exercise voting and investment discretion of PDM Juggernaut Investor LLC. JAWS Equity Owner 148, L.L.C. is controlled by Barry S. Sternlicht. Accordingly, each of Dr. Jacobs, Mr. Aberle and Mr. Sternlicht may be deemed to share dispositive power over the securities held by our sponsor, and thus, may be deemed to be the beneficial owners of these securities. Each of PDM Juggernaut Investor LLC, JAWS Equity Owner 148, L.L.C., Dr. Jacobs, Mr. Aberle and Mr. Sternlicht disclaim beneficial ownership of any securities held by our sponsor except to the extent of such entity’s or such person’s pecuniary interest therein.

(4)	Does not include any shares indirectly owned by this individual as a result of his director or indirect membership interest in our sponsor.

(5)	Represents the Class A ordinary shares beneficially held by Adage Capital Partners, L.P., a Delaware limited partnership (“ACP”) based solely on the Schedule 13G filed by ACP with the SEC on July 2, 2021 (the “ACP 13G”). The ACP 13G indicates that ACP is the beneficial owner of 1,800,000 Class A ordinary shares. Adage Capital Partners GP, L.L.C., a Delaware limited liability company (“ACPGP”) is the general partner of ACP, Adage Capital Advisors, L.L.C., a Delaware limited liability company (“ACA”), is the managing member of ACPGP, and Robert Atchinson (“Mr. Atchinson”) and Phillip Gross (“Mr. Gross”) are managing members of ACA. ACP, ACPGP, ACA, Mr. Atchinson, and Mr. Gross beneficially own and have shared and dispositive power with respect to 1,800,000 Class A ordinary shares and sole voting and dispositive power with respect to no Class A ordinary shares. The business address of ACP, ACPGP, ACA, Mr. Atchinson, and Mr. Gross is 200 Clarendon Street, 52nd floor, Boston, Massachusetts 02116.

(6)	Represents the Class A ordinary shares held by Citadel Advisors LLC (“Citadel Advisors”) based solely on Amendment No. 1 the Schedule 13G filed by Citadel Advisors with the SEC on February 14, 2022 (the “Citadel 13G”). The Citadel 13G indicates that Citadel Advisors is the beneficial owner of 1,467,588 Class A ordinary shares. Citadel Advisors Holdings LP, a Delaware partnership (“CAH”), is the sole member of Citadel Advisors and therefore has beneficial ownership of the shares of Class A ordinary shares directly owned by Citadel Advisors. Citadel GP LLC, a Delaware limited liability company (“CGP”), is the general partner of CAH and therefore has beneficial ownership of the shares of Class A ordinary shares directly owned by Citadel Advisors. Citadel Securities LLC, a Delaware limited liability company (“Citadel Securities”) is the beneficial owner of 874 shares of Class A ordinary shares. CALC IV LP, a Delaware partnership (“CALC4”), is the non-member manager of Citadel Securities and therefore has beneficial ownership of the shares of Class A ordinary shares directly owned by Citadel Securities. Citadel Securities GP LLC, a Delaware limited liability company (“CSGP”), is the general partner of CALC4 and therefore has beneficial ownership of the shares of Class A ordinary shares directly owned by Citadel Securities. Mr. Kenneth Griffin is the President and Chief Executive Officer of CGP and owns a controlling interest in CGP and CSGP, and therefore may be deemed to have beneficial ownership of 1,468,462 Class A ordinary shares. The business address of Citadel Advisors, CAH, CGP, Citadel Securities, CALC4, CSGP and Mr. Griffin is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

Our sponsor, officers and directors are deemed to be our “promoter” as such term is defined under the federal securities laws.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold another special general meeting before the Extension Date to consider and vote upon approval of a Business Combination Agreement and a Business Combination. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Extension Date, JAWS will dissolve and liquidate. You should direct any proposals to the Company’s Chief Executive Officer at JAWS Juggernaut Acquisition Corporation, 1601 Washington Avenue, Suite 800, Miami Beach, FL, 33139.

HOUSEHOLDING INFORMATION

Unless JAWS has received contrary instructions, JAWS may send a single copy of this proxy statement to any household at which two or more shareholders reside if JAWS believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce JAWS’ expenses. However, if shareholders prefer to receive multiple sets of JAWS’ disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of JAWS’ disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at JAWS Juggernaut Acquisition Corporation, 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

JAWS files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on JAWS at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of JAWS upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Annual General Meeting, you should contact JAWS in writing at JAWS Juggernaut Acquisition Corporation, 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for JAWS, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing JUGG.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five (5) business days before the date of the Annual General Meeting, or no later than [●]             , 2023.

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION

PROXY CARD

JAWS JUGGERNAUT ACQUISTION CORPORATION
1601 WASHINGTON AVENUE, SUITE 800

MIAMI BEACH, FL 33139

ANNUAL GENERAL MEETING
OF JAWS JUGGERNAUT ACQUISTION CORPORATION

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL GENERAL MEETING
TO BE HELD ON [●]          , 2023.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated          , 2023, in connection with the annual general meeting (the “Annual General Meeting”) of JAWS Juggernaut Acquisition Corporation (“JAWS”) to be held at           a.m. Eastern Time on          , 2023, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, and hereby appoints            and             , and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of JAWS registered in the name provided, which the undersigned is entitled to vote at the Annual General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 3, 4, 5, 6 AND 7.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.

The full text of the proposals to be voted upon at the Annual General Meeting is as follows:

Proposal No. 1 - The Extension Amendment Proposal - RESOLVED, as a special resolution that

Article 49.7 of JAWS’ Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination by 22 June 2024, (the “Termination Date”), or such earlier date as is determined by the board of Directors to be in the best interest of the Company, the Company shall (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

Article 49.8(a) of JAWS’ Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“that modify the substance or timing of the Company’s obligation to (i) provide for the redemption of the Public Shares in connection with a Business Combination; or (ii) to redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination within thirty-six months from the closing of the IPO; or”

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2 - The Redemption Limitation Amendment Proposal - RESOLVED, as a special resolution that:	FOR ☐	AGAINST ☐	ABSTAIN ☐

a)

Article 49.2(b) of JAWS’ Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.2(b):

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares.

Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

b)

Article 49.4 of JAWS’ Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.4:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business

Combination is approved by Ordinary Resolution, the Company shall be authorized to consummate such Business Combination.”

c)

The following final sentence of Article 49.5 of JAWS’ Amended and Restated Memorandum and Articles of Association be deleted in its entirety:

“The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”

d)

The following final sentence of Article 49.8 of JAWS’ Amended and Restated Memorandum and Articles of Association be deleted in its entirety:

“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Proposal No. 3 — The Founder Share Amendment Proposal – RESOLVED, as a special resolution that:	FOR ☐	AGAINST ☐	ABSTAIN ☐

a)

Article 17.2 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 17.2:

“Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”): (a) at any time and from time to time at the option of the holders thereof, or (b) in connection with the consummation of a Business Combination.”

b)

Article 17.3 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 17.3:

“Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued or deemed issued, by the Company in excess of the amounts offered in the IPO and in connection with the consummation of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares at the time of the closing of a Business Combination at an adjusted ratio so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, in the aggregate, 20 per cent of the sum of: (a) the total number of Class A Shares and Class B Shares issued and outstanding upon completion of the IPO, plus (b) the total number of Class A Shares issued or deemed issued or issuable upon conversion or exercise of any Equity-linked Securities or rights issued, or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A Shares or Equity-linked Securities exercisable for or convertible into Class A Shares issued, deemed issued, or to be issued, to any seller in the initial Business Combination and any private placement warrants issued to the Sponsor, its Affiliates or any Director or Officer upon conversion of working capital loans.”

c)

Article 49.10 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Ordinary Share Conversion Article hereof where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with Public Shares on a Business Combination.”

Proposal No. 4 – Auditor Ratification Proposal – RESOLVED, as an ordinary resolution, that WithumSmith+Brown, PC, be ratified as JAWS’ independent accountants for the fiscal year ending December 31, 2023	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 5 – Director Election Proposal – RESOLVED, as an ordinary resolution that David E. Wise be re-appointed as a Class I director to serve until the third succeeding annual general meeting after his appointment or until his successor has been elected and qualified	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 6 – Trust Amendment Proposal –  RESOLVED that Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only and promptly (x) after receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, provided that, in the case a Termination Letter in the form of Exhibit A is received, or (y) upon June 22, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by June 22, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders”;

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 7 - The Adjournment Proposal - RESOLVED, To adjourn, by way of an ordinary resolution, the Annual General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are insufficient votes to approve the Articles Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Trust Amendment Proposal, (ii) the holders of Public Shares have elected to redeem an amount of shares in connection with the Annual General Meeting such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”), or (iii) for any reason the Board considers necessary or desirable (the “Adjournment Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated: ____________________________________, 2023

(Signature)

(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4, 5, 6 AND 7 WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.